1015 Penn Avenue Wyomissing, PA 19610

Contacts:
Jay Sidhu, Chairman & CEO 610-935-8693
Richard Ehst, President & COO 610-917-3263
Investor Contact:
Robert Wahlman, CFO 610-743-8074

Customers Bancorp, Inc. Declares 10% Stock Dividend

May 15, 2014/Wyomissing, PA — Customers Bancorp, Inc. (NASDAQ: CUBI), the parent company of Customers Bank (collectively referred to as “Customers”), this morning announced the declaration of a 10% Stock Dividend to all shareholders of record as of May 27, 2014.  This special stock dividend is payable on June 30, 2014 in the form of additional stock to all shareholders as of the record date.

“We have experienced an average annual growth rate in deposits of approximately 75% and loans of approximately 95% over the past four years and net income average growth rate of 300% since 2009.  We remain optimistic about our future and the Board of Directors believe all shareholders will benefit from this stock dividend with increased liquidity in our stock”, said Jay Sidhu, Customers Chairman and CEO.”  The earnings guidance we have previously provided reflects our hope to achieve approximately 17% average growth in earnings per share in 2014 and 2015,” added Bob Wahlman, Customers CFO.

About Customers Bancorp, Inc. and Customers Bank

Customers Bancorp, Inc. is a bank holding company in Wyomissing, Pa., engaged in banking and related businesses through its subsidiary, Customers Bank. Customers Bank is a community-based, full-service bank with assets of $5 billion. A member of the Federal Reserve System and deposits insured by the Federal Deposit Insurance Corporation ("FDIC"), Customers Bank is an equal housing lender that provides a full range of banking services to small and medium-sized businesses, professionals, individuals and families through offices in Pennsylvania, New York, Rhode Island, Massachusetts, New Jersey, and Northern Virginia. Committed to fostering customer loyalty, Customers Bank uses a High Tech/High Touch strategy that includes use of industry-leading technology to provide customers better access to their money, as well as a continually expanding portfolio of loans to small businesses, multi-family projects, mortgage companies and consumers. BankMobile, a division of Customers Bank, is a purely mobile banking platform scheduled to launch late summer 2014.

Customers Bancorp, Inc. is listed on the NASDAQ exchange under the symbol CUBI.  Additional information about Customers Bancorp, Inc. can be found on the company's website, www.customersbank.com.

"Safe Harbor" Statement
In addition to historical information, this press release may contain "forward-looking statements" which are made in good faith by Customers Bancorp, Inc., pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements with respect to Customers Bancorp, Inc.'s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by or that include the words "may," "could," "should," "pro forma," "looking forward," "would," "believe," "expect," "anticipate," "estimate," "intend," "plan," or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.'s control). Numerous competitive, economic, regulatory, legal and technological factors, among others, could cause Customers Bancorp, Inc.'s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management's current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.'s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K, as well as any changes in risk factors that may be identified in its quarterly or other reports filed with the SEC. Customers Bancorp, Inc. does not undertake to update any forward looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank.

Company Contacts:

Jay Sidhu, Chairman & CEO  610-935-8693

Richard Ehst, President & COO  610-917-3263

Robert Wahlman, CFO  610-743-8074

Investor Contact:
MZ North America
Ted Haberfield
President
Tel:  +1-760-755-2716
Email: thaberfield@mzgroup.us
Web: www.mzgroup.us